Exhibit 10.18

LEASE OPTION AGREEMENT

&

WIND ENERGY LEASE

Page 1 of 31	Landowner Initials _______

Crownbutte Initials _______

Lease Option Agreement

Page 2 of 31	Landowner Initials _______

Crownbutte Initials _______

LEASE OPTION AGREEMENT

This Lease Option Agreement (“Option Agreement”) is entered into as of _____________, 20__
(the “Effective Date”), by and between

_________________________________________________________________________________________________
(“Owner”), and Crownbutte Wind Power, Inc., a Nevada corporation referred to herein as (“Crownbutte”).

RECITALS:

This Option Agreement is entered into on the basis of the following facts, understandings, and intentions of the parties.

Owner is the owner of certain real property located in __________________________ County, State of ____________________________, more particularly described in Exhibit A attached to the Option Agreement and incorporated herein by reference (the “Property”).

Owner desires to grant to Crownbutte, and Crownbutte desires to obtain from Owner, an option to lease the Property on the terms and conditions contained in this Agreement.

In consideration of the premises, and of other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Owner and Crownbutte hereby agree as follows:

ARTICLE  1                        GRANT OF OPTION

1.1           Grant of Option. Owner hereby grants to Crownbutte the exclusive and irrevocable right and option (the “Option”) to lease the Property on the terms and conditions set forth in this Option Agreement and the Lease.  As consideration for the Option, Crownbutte shall pay the Owner the sum of US$100.00 per year for each 160 acre quarter section of land contained in the Property until the Option is exercised.  Such sum shall be pro-rated (i) according to the acreage of any parcels contained in the Property which are not regular quarter sections, and (ii) for any partial years.  Accordingly, the payment for the entire Property for each full year prior to exercise of the Option shall be US$__________. After the Option is exercised, payments shall be pursuant to the Lease.  Option payments shall be made to the Owner at its address as set forth herein or at such other address which Owner shall give Crownbutte at least thirty (30) days prior to written notice hereunder.  The Option includes the exclusive right and option to have easements on, over, under, and across the property, in order to evaluate, develop, construct, and operate wind-powered electrical generating equipment, together with all ancillary easements for transmission and access.

1.2           Term of Option.  The term of the Option (the “Option Term”) shall commence on the Effective Date and shall terminate at 12:00 Noon CST on _________, 20__ unless theretofore exercised.  Crownbutte may terminate the Option Term, without fee, by giving at least thirty (30) days prior written notice of termination to Owner.

1.3           Exercise of Option.          Subject to Section 1.6, Crownbutte may exercise the Option over any portion of the Property, or the entire Property, at Crownbutte’s sole discretion at any time during the Option Period by signing, notarizing, and recording the Notice of Exercise of Option in the form attached hereto as Exhibit D and incorporated herein by this reference (the “Notice of Exercise”) in the Official Records of Real Property for the County in which the Property is located (the “Official Records”).  Upon such recording of the Notice of Exercise, all the easements, rights, and other provisions of the Lease shall become immediately effective and binding upon all or such portion of the Property as may be identified in the Notice of Exercise, and upon Owner and Crownbutte, without any further act or action of either party.  Crownbutte shall also send a copy of the notice of Exercise to Owner; however, sending or the failure to send such a copy shall not affect the validity of the exercise of the Option.  In addition to the foregoing, but without limiting its effectiveness, if Crownbutte exercises the Option, then the Lease executed herewith shall become binding and effective as of the date of exercise of the Option. For the avoidance of doubt, if Crownbutte has assigned its rights in and to this Option Agreement to a third party (the “Lessee”), then such Lessee may exercise the Option in the manner set forth in this Section 1.3.

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1.4           License to Inspect Property.               Owner hereby grants to Crownbutte an easement and license for Crownbutte and its employees, agents, and permittees to have access to the Property during the Option Period for the purposes of inspection, survey, design of improvements, tests, and other actions reasonably related to the investigation by Crownbutte of the suitability of the Property for Crownbutte’s business purposes, including but not limited to conducting wind and weather monitoring activities (including the erection of anemometers), meteorological studies, and soil, environmental, archeological, and geological studies on the Property.  Crownbutte agrees to indemnify and hold harmless Owner, its officers, agents and employees from all liability, loss, claim, damage, cost, and expense caused by or resulting from the exercise of Crownbutte’s or its agents’ access to the Property.  Damage caused by Crownbutte’s access to Property to growing crops will be reimbursed according to section 1.5 below.  The foregoing indemnity provision shall survive the exercise of the Option or the termination of this Option Agreement.

1.5           Crop Damage.               If, during the Lease Option Term, loss of crop cultivation by the Owner results from ingress and egress to and from the Property by the Lessee under the terms of this Lease, such ingress and egress being outside of what the parties agree to in developing, operating and maintaining the Wind Energy Conversion Systems and related infrastructure, Lessee shall pay the “Crop Loss Compensation” fee to Owner within sixty (60) days after the expiration of the Lease Year in which the crop loss occurred.  Such Crop Loss Compensation shall only be made once and shall not be perpetual.  For the sake of clarity, the other compensation contemplated in Article 3 of the Wind Energy Lease shall be considered adequate compensation for any permanent loss of crop cultivation as a result of the permitted use of the Property as listed in Section 1.2 of the Wind Energy Lease. Crop Loss Compensation resulting from the activities by Lessee shall be based on the sum of the land area in the Property cultivated by Owner during the three (3) years prior to the Effective Date and not cultivated as a direct result of activities by Lessee under the terms of this Lease. Damages for crop and pasture land loss will be calculated by the following formula: Current Market Price x Yield Per Acre x Acres Lost = Damages.  Yield will be determined by the average of the previous three years’ yields for the Premises.  If Lessor does not have yield records available, Lessor and Lessee shall use commonly used yield information available for the area.  This shall be a one-time lump sum payment for temporary loss during construction or maintenance.

1.6           Obtaining Permits.          Crownbutte may begin work to make all applications and filings with governmental and regulatory agencies, and to conduct all other activities reasonably necessary to obtain all permits, licenses, approvals, certificates, and other governmental or regulatory matters which may be required to construct and operate a “wind park” (or “wind farm”) and associated electrical, access, and other facilities, on the Property (the “Permitting Process”).  Owner will provide access to any files and studies which Owner may have regarding the Property for use in the Permitting Process.  Crownbutte will bear all costs incurred during the Permitting Process at its sole expense.  Owner agrees to execute any and all applications, statements, and other instruments reasonably necessary as part of the Permitting Process. Owner hereby appoints Crownbutte as Owner’s agent in fact to execute any and all such applications, statements, and other instruments related to the Permitting Process in the name of Owner, if Owner is unavailable or otherwise fails to sign the same.  Crownbutte agrees to provide to Owner copies of all permits, licenses, approvals, certificates, and other governmental or regulatory matters, which may be obtained as part of the Permitting Process.

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1.7           Assignment.                 Crownbutte shall at all times have the right to sell, assign, encumber, and/or transfer any or all of its rights and interests under this Option Agreement without Owner’s consent; provided, however, that the term of any such transfer shall not extend beyond the Option Term, and that any and all such transfers shall be expressly made subject to all of the terms, covenants, and conditions of this Option Agreement.  No such sale, assignment, or transfer shall relieve Crownbutte of its obligations under this Option Agreement unless Crownbutte assigns its entire interest hereunder, in which event Crownbutte shall have no continuing liability.

1.8           Recording of Memorandum.                    Concurrently with the execution of this Option Agreement, the parties shall execute, acknowledge, and record a Memorandum of Option and Lease in the form attached hereto as Exhibit D and incorporated herein by this reference.

1.9           Nearby Development Activities.   Crownbutte shall have a first right of refusal and option, and Owner hereby grants such an exclusive and irrevocable first right of refusal and option, to match the terms under which any third party seeks to enter into an agreement for wind power development of lands in which Owner has or acquires an interest after Effective Date and which is located within one half mile of the boundaries of the Property.  Such option and first right of refusal shall be effective as to any agreements which would take effect during the Option Term.  If Owner receives any such third party offer to enter into an agreement, full particulars of the same shall be delivered to Crownbutte, and Crownbutte shall have thirty (30) days within which to notify Owner that Crownbutte elects to enter into an agreement on the specified terms and conditions.

1.10           Option Agreement as Interest in Real Property.    The parties intend that this Option Agreement create a valid and present interest in the Property in favor of Crownbutte. Therefore, the Option and the rights under this Option Agreement shall be deemed an interest in and encumbrance upon the Property which shall run with the land and shall be binding upon the Property, and upon Owner and its heirs, successors, assigns, and legal representatives, and shall inure to the benefit of Crownbutte and its successors, assigns, and legal representatives.

ARTICLE 2                         GENERAL PROVISIONS

2.1           Representations, Warranties, and Covenants.                   Owner represents and warrants to Crownbutte that Owner owns the Property in fee simple, subject to no liens or encumbrances except as disclosed in writing to Owner prior to the execution of this Option Agreement.  Owner further represents and warrants to Crownbutte that Owner, and each person signing this Option Agreement on behalf of Owner, has the full and unrestricted power and authority to execute and deliver this Option Agreement and grant the interest herein granted by or on behalf of Owner.  All persons having any ownership or possessory interest in the Property (including spouses) are signing this Option Agreement.  Owner also represents that upon exercise of the Option, Owner will obtain any necessary consents and/or subordination agreements from any and all tenants having a possessory interest in the Property at the time the Option is exercised.

2.2           Owner’s Duty to Inform.  During the Option Term, Owner will notify Crownbutte before (2) leasing any portion of the Property to any third party,  (b) encumbering any portion of the Property with any lien, easement, or other encumbrance, or (c) granting any other right to or interest in the Property.  Such notification shall include the name and address of the third party acquiring an interest in the Property, the nature of the interest, and a copy of the instrument creating the interest.  Owner covenants and agrees that during the Option period, Owner shall not convey the Property or any interest therein, or permit any lien or encumbrance to attach to the Property or any interest therein, or permit any lien or encumbrance to attach to the Property, unless the transferee or lien holder, as the case may be, shall agree, in writing, to be bound by this Option Agreement.

2.3           Brokerage Commissions.            Each of Crownbutte and Owner represents to the other that the representing party has not incurred, directly or indirectly, any liability on behalf of the other party for the payment of any real estate brokerage commission, finder’s fee, or other compensation to any agent, broker, or finder in connection with this Option Agreement or the lease of the Property by Crownbutte.  Each of Owner and Crownbutte shall indemnify, defend, and hold the other party harmless from and against any claim for any brokerage commissions, finder’s fees, or other compensation claimed to be due and owning by reason of the indemnifying party’s activities in connection with this Option Agreement or the Property.

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Crownbutte Initials _______

2.4           Notices.                All notices pursuant to this Option Agreement must be in writing and shall be personally delivered or sent by United States Mail (registered or certified, return-receipt requested) or by an overnight courier service which keeps records of deliveries, addressed as follows or to such other address for itself to which any party may give notice hereunder:

OWNER:
Crownbutte Wind Power, Inc.
111 – 5th Ave NE
Mandan, ND 58554-3522
Owner	Phone: (701)667-2083
FAX: (701)667-2083
www.crownbutte.com

Joint Owner

Street Address

Phone

SSN or Fed ID#:

2.5           Entire Agreement.              This Option Agreement, and the attached Exhibits, constitute the entire Agreement between the parties regarding the subject matter hereof, and supersede all other agreements with respect thereto, whether written or oral.  This Option Agreement shall not be modified or amended except in a writing signed by both parties or by their lawful successors in interest.  This Option Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.6           Interpretation.                     Each party and its counsel have reviewed this Option Agreement, and any rule of construction holding that ambiguities are to be resolved against Crownbutte shall not apply in the interpretation of this Option Agreement.  The captions in this Option Agreement are for convenience and reference only, and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the provisions of this Option Agreement.  Unless otherwise expressly stated to the contrary, the word “including” as used herein shall be construed in its inclusive sense, and without limitations, whether or not words of non-limitation such as “but not limited to” or “without limitations” are used.

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2.7           Governing Law.   This Option Agreement shall be governed by and construed in accordance with the laws of the State in which the majority of the Property by acreage is located.

IN WITNESS THEREOF, the parties have executed this Agreement as of the Effective Date.

OWNER:	CROWNBUTTE:

Print	Print

Sign	Sign

SSN or Fed ID#

Address

City, State, ZIP

JOINT OWNER:

Print

Sign

SSN or Fed ID#

Address

City, State, ZIP

[All owners, such as both husband and wife, must sign and be listed as Owner(s) or Joint Owners. Marital status, and any manner in which title is held, such as in trust or by corporation or partnership, also must be stated.]

Page 7 of 31	Landowner Initials _______

Crownbutte Initials _______

Notarization of Landowner Signature(s)

STATE OF  ____________________________     )
                                                                                  )
COUNTY OF  ___________________________   )

On   , 20 , before me, a Notary Public in and for the said County and State, personally appeared ______________________________________________________________________ known to me to be the person(s) whose name(s) is/are subscribed to the instrument within as “Owner(s)”, and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal:

Notary Public

Notarization of Authorized Crownbutte Signature

STATE OF                                                      _   )
                                                                              )
COUNTY OF                                                  _   )

On  _____________________, 20___, before me, a Notary Public in and for the said County and State, personally appeared
_________________________________________________________________________________________________
known to me to be the person whose name is subscribed to the instrument within as an authorized representative of Crownbutte Wind Power, Inc. and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal:

Notary Public

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Exhibit A

Property Description

Parcel 1

County ________________________.

State ____________________________.

Township ___________________.    Range _________________.  Section _________________.

Portion of Section:
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________

Acres: _____________ more or less

Parcel 2

County ________________________.

State ____________________________.

Township __________________.     Range _________________.   Section _________________.

Portion of Section:
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________
_________________________________________________________________________________________________

Acres: _______________ more or less

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Crownbutte Initials _______

Memorandum of Option and Lease

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Crownbutte Initials _______

Exhibit  B

MEMORANDUM OF OPTION AND LEASE

THIS MEMORANDUM OF OPTION AND LEASE (“Memorandum of Option”) is made and entered into as of ________________________, 20___, by  and between

                                                                                      (referred to herein as “Owner”) and Crownbutte Wind Power, Inc., a Nevada corporation referred to herein as (“Crownbutte”).

WHEREAS:

A.           On the date hereof, the parties have entered into an Option Agreement for Easement (the “Option Agreement”) which by its terms grants to Crownbutte an option to acquire a wind park easement (the “Option”), and further grants to Crownbutte present easements for wind and weather monitoring and access on and across certain land which is more particularly described in Exhibit A attached hereto and incorporated by this reference (the “Property”);

B.           The term of the Option is for a period beginning on the date hereof and expiring at 12:00 Noon, CST, on _________________________, 20__unless theretofore exercised;

C.           If the Option is exercised by Crownbutte or its successors or assigns recording a Notice of Exercise of Option in the Official Records of Real Property of the county in which the Property is located, then Crownbutte or such successors or assigns will have a wind-park easement for wind energy development across and related rights over the Property for a period of forty (40) years, with possible extensions or adjustments, as more specifically provided in the Option agreement.  Unless the period is extended, the Notice of Exercise must be given within the term of the Option set forth above; and

D.           The parties desire to enter into this Memorandum of Option which is to be recorded in order that third parties may have notice of the interest of Crownbutte in the Property and of the existence of the Option to enter into a wind-park easement covering the Property, as set forth in the Option Agreement, and of certain easements and rights granted to Crownbutte in the Property as part of the Option Agreement.

NOW, THEREFORE, in consideration of payments and covenants provided in the Option Agreement to be paid and performed by Crownbutte, Owner hereby grants to Crownbutte that certain exclusive Option to enter into an easement agreement covering the Property on the terms and conditions set forth in the Option Agreement, together with certain present easements to use and enjoy the Property, all as more particularly set forth in the Option Agreement.  All of the terms, conditions, provisions, and covenants of the Option Agreement are hereby incorporated into this Memorandum of Option by reference as though fully set forth herein, and the Option Agreement and this Memorandum of Option shall be deemed to constitute a single instrument or document.  Should there be any inconsistency between the terms of this Memorandum of Option and the Option Agreement; the terms of the Option Agreement shall prevail.

The Option evidenced by this Memorandum of Option may be exercised by the execution and recording by Crownbutte, or its successors, or assigns of a Notice of Exercise in the Official Records of Real Property of the County in which the Property is located, whereupon all the easements and rights that are the subject of the Option shall immediately become effective and binding upon the Property and Owner, all successive owners of the Property, and the successors and assigns of Owner, all for the benefit of Crownbutte and its successors and assigns.

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IN WITNESS THEREOF, the parties have executed this Agreement as of the Effective Date.

OWNER:	CROWNBUTTE:

Print	Print

Sign	Sign

SSN or Fed ID#

Address

City, State, ZIP

JOINT OWNER:

Print

Sign

SSN or Fed ID#

Address

City, State, ZIP

[All owners, such as both husband and wife, must sign and be listed as Owner(s) or Joint Owners. Marital status, and any manner in which title is held, such as in trust or by corporation or partnership, also must be stated.]

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Notarization of Landowner Signature(s)

STATE OF  ___________________________    )
                                                                               )
COUNTY OF  __________________________   )

On  _________________________________, 20___, before me, a Notary Public in and for the said County and State, personally appeared
_________________________________________________________________________________________________
known to me to be the person(s) whose name(s) is/are subscribed to the instrument within as “Owner(s)”, and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal:

Notary Public

Notarization of Authorized Crownbutte Signature

STATE OF                                                      _   )
                                                                              )
COUNTY OF                                                  _    )

On  _____________________, 20___, before me, a Notary Public in and for the said County and State, personally appeared
_________________________________________________________________________________________________
known to me to be the person whose name is subscribed to the instrument within as an authorized representative of Crownbutte Wind Power, Inc. and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal:

Notary Public

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Wind Energy Lease Agreement

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Exhibit C

LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is dated and effective as of   _______________,   20__  and is made by and between
______________________________________________________________________(“Owner”), and  (“Lessee”).  The form of this Lease is attached to and made a part of that certain Lease Option Agreement (the “Option Agreement”) dated as of ______________,  20__ by and between Owner and Crownbutte Wind Power, Inc., a Nevada corporation referred to herein as (“Crownbutte”).

RECITALS:

Owner is the owner of certain real property located in________________ County, State of ____________________________, more particularly described in Exhibit A attached to the option Agreement and incorporated herein by reference (the “Property”).

Lessee desires to lease all or portions of the Property from the Owner, and Owner desires to lease all or portions of the Property to Lessee, for, among other purposes, the operation of a wind-powered electrical generating facility.

In consideration of the mutual covenants and obligations of the parties contained herein, and for the good and valuable consideration, the parties agree as follows:

ARTICLE  1                        LEASE

1.1           Lease and Easement.                     Effective (the “Effective Date”) upon the recording of a Notice of Exercise of Option in the form attached as Exhibit D to the Option Agreement (the “Notice of Exercise”) signed by the Lessee or its predecessor, successor, or assign, (i) Owner hereby leases the Property, as hereinabove defined and as defined in the Notice of Exercise, to Lessee; and (ii) Owner hereby grants and conveys to Lessee an exclusive, irrevocable easement in gross on, over, under, and across all or such portion of the Property for the Lease Term, as hereinafter defined, hereof for wind resource evaluation, wind energy development, energy transmission, and related wind energy development uses, all as described in Section 1.2 below; and (iii) Lessee hereby leases the Property from Owner, all on the terms and conditions contained in this Lease.  A description of the Property also is attached to the executed counterpart of this Lease as Exhibit A for ready reference.

1.2           Permitted Uses of the Property by Lessee.              The exclusive irrevocable easements described above shall permit Lessee and its successors and assigns to conduct the following activities on the Property throughout the Lease Term, as hereinafter defined:

(a)           Wind Resource and Other Evaluations.    Lessee may erect, relocate, maintain, and operate anemometers and other wind and weather monitoring equipment, steel towers, concrete slabs, fences, and buildings to properly operate, house, protect, and otherwise facilitate Lessee’s wind and weather monitoring activities.  Lessee shall determine, at its sole discretion, the exact location of this equipment and related facilities.  Lessee also may fly kites and balloons, conduct other meteorological studies, and conduct soil and geological studies on and at the Property.

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(b)           Wind Energy Conversion Systems.                     Lessee may erect, relocate, maintain, and operate wind energy conversion systems of any type and in such quantity as Lessee determines in its sole discretion, including without limitation wind-powered electrical generating facilities for the conversion of wind energy into electrical energy.  Lessee shall determine, in its sole discretion, the exact location of such wind energy conversion systems, but Lessee shall not locate, position, or place any turbine within one thousand (1,000) feet of any occupied residence as such residence exists on the Effective Date hereof.  The term “Wind Energy Conversion Systems” includes all equipment and improvements necessary or useful for the conversion of wind energy into electricity, including wind turbine generators (“Turbines”), steel towers, foundations and concrete pads, footings, guy wires, anchors, fences, and other fixtures and facilities, maintenance, security, office and/or guest facilities, staging areas for the assembly of equipment, required lines and substation facilities to transfer power from the generators to power transmission lines, energy storage devices, and other power production equipment.  All Wind Energy Conversion Systems on the Property are and shall remain the property of Lessee, and Lessee may remove all or any portion of them from the Property at any time.  Owner shall have no ownership or other interest in any Wind Energy Conversion Systems or other facilities installed on the Property by Lessee.

(c)           Transmission Facilities and Roads.                        Lessee may erect, maintain, and operate such underground power transmission lines, collection and transmission grids, power conditioning equipment, transformers, telecommunications equipment, poles, anchors, support structures, underground cables, substations, and interconnection facilities, and associated roads for access and for installation and maintenance, and other related facilities, equipment, and improvements as Lessee in its sole discretion deems to be necessary or appropriate to transmit power and transport workers, tools, materials, equipment, and other necessary items to, from, or across the Property.

(d)           Waiver of Setback Requirements.                           Owner consents to Lessee’s location of Wind Energy Conversion Systems at any location upon the Property and any adjacent properties, including at or near the Property lines.  Furthermore, in the event that any private agreements or restrictions or any laws, rules, or ordinances of any governmental agency impose setback requirements or otherwise restrict the location of any element of any Wind Energy Conversion systems to be placed upon the Property or any adjacent properties along or near property lines, Owner shall cooperate with and assist Lessee in obtaining waivers or variances from such requirements and shall execute all further documents evidencing Owner’s agreement to the elimination of such setback requirements.  This Section 1.2 (d) shall survive the termination of this Agreement.

(e)           Meeting with Owner.                 Prior to the construction of wind Energy Conversion Systems, access roads, and other allowed uses as provided in Section 1.2 (a) through (d) above, Lessee will use reasonable efforts to meet with Owner to discuss the proposed locations of any turbines and/or access roads on the Property (“Proposed Locations”).  Lessee agrees to listen to, and give due consideration to, Owner’s comments and/or concerns with regard to the Proposed Locations, and Lessee shall use reasonable efforts to address such comments and/or concerns, provided that doing so will not increase the cost to Lessee of designing, constructing, or operating the Wind Energy Conversion Systems, or decrease the amount of wind captured for conversion purposes; and provided further that Lessee shall retain sole discretion as to the Proposed Locations and as to all final location of Turbines, access roads, and other facilities.

1.3           Access Easement.         As of the Effective Date, Owner also hereby grants to Lessee a non-exclusive easement in gross on, over, and across any and all access routes to and from the Property for purposes of ingress and egress to and from the Property for the duration of the Lease Term.  The easements and other rights granted by Owner in this lease are easements in gross and are personal to Lessee for the benefit of Lessee, its successors and assigns, as owner of such easements.  The easements and other rights granted by Owner in this Lease are independent of any lands or estates or interest in lands.  There is no outside real property benefit for the easements granted in this Lease.  As between the Property and other tracts of property on which Lessee may locate Turbines, no tract is considered dominant or servient to the other.

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1.4           No Obstruction of Wind. Any obstruction by Owner, during the Lease Term, to the free flow of the wind is prohibited throughout the entire area of the Property, which shall consist of horizontally three hundred and sixty degrees (360°) from any point where any Turbine is or may be located at any time or from time to time (each such location referred to as a “Site”), and for a distance from each Site to the boundaries of the Property, together vertically through all space located above the surface of the Property, that is, one hundred eighty degrees (180°) or such greater number or numbers of degrees as may be necessary to extend from each point on and along a line drawn along the surface from each point along the exterior boundary of the Property through each Site to each point, and on and along such line to the opposite exterior boundary of Property, provided, however, that trees, structures, and improvements located on the Property as of the Effective Date shall be allowed to remain, and Owner shall be allowed to use the Property in accordance with the terms set forth in Section 6.2 of this Lease.  Crownbutte will provide written waivers of the foregoing requirements of this Section 1.4 as appropriate and feasible.

1.5           No Obligation to Operate Turbines.          Nothing in this Lease or otherwise shall be construed as requiring Lessee to install or operate Turbines or any other Wind Energy Conversion Systems, or to conduct any other business, or to use the Property.

ARTICLE  2                        LEASE TERM

2.1           Lease Term.                    This lease shall be effective throughout a term (the “Lease Term”) which commences on the Effective date and ends on date which is four hundred and eighty (480) months following the Effective Date, unless extended or terminated as provided in this Lease.  If an agreement to sell electrical power generated from the Property is in effect on the date which otherwise would be the termination of the Lease Term, the Lease Term shall be extended until such agreement shall terminate.  If the Effective Date is not the first day of a calendar month, then the Lease Term shall begin and may end with partial calendar months.  As soon as the Effective Date and the initial Lease Term have been determined, Owner and Lessee shall execute a memorandum setting forth such dates, but failure to do so shall have no effect hereunder.

The first “Lease Year” shall commence on the Effective Date and end at midnight on the following December 31.  Each successive “Lease Year” shall commence at 12:01 AM on January 1 following the expiration of the previous “Lease Year” and shall end at midnight on the following December 31. The final “Lease Year” shall end on the expiration of the Lease Term.  All times are located at the Property.

2.2           Right to Terminate.                 Lessee shall have the right to terminate this Lease as to all or any part of the Property, at any time and from time to time, upon at least thirty (30) days prior written notice to Owner without any additional liability to Owner.  Owner shall have the right to terminate this Lease as of any date which is the end of a Lease Year and is more than three years after the Effective Date, by giving at least thirty (30) days prior written notice to Crownbutte, but only if no Turbines or Wind Energy Conversion Systems have been erected on any part of the Property.

ARTICLE  3                        RENT

3.1           Annual Rent.                    Within sixty (60) days after the expiration of each Lease Year, Lessee shall pay the Owner rent (“Annual Rent”) calculated as set forth below.  Such Annual Rent shall be paid to owner at its address for notice as set forth herein.

(a)           A Unit Payment of Two Thousand Five Hundred Dollars (US$2,500.00) per year for each Turbine erected by Lessee on the Property, with such unit payment for each such Turbine multiplied by a fraction, the denominator of which is 365 and the numerator of which is the lesser of the number of days in such a Lease Year, or, if such Turbine was commissioned during such Lease Year, the number of days in such Lease Year following such commissioning.

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(b)           The Unit Payment for each turbine as stated in (a) above will increase by two percent (2%) annually after the wind-powered electrical generating facility has been operating for a period of twelve (12) consecutive months.
(c)           In addition to the Unit Payment, the land Owner shall receive One Thousand Dollars (US$1000.00) per name-plate megawatt (MW) capacity (Capacity Payment) or portion thereof for each turbine installed on the Property, with such Capacity Payment multiplied by a fraction as indicated in the formula in (a) above.
(d)           The name-plate capacity payment as stated in (c) above will increase by two percent (2%) annually after the wind-powered electrical generating facility has been operating for a period of twelve (12) consecutive months.
(e)           In the event that more than one Turbine is erected by the Lessee on a single Land Owner’s Property, the date of commissioning of the first turbine to be commissioned shall be used to determine the Annual Rent for all of the turbines erected on the Property.
(f)           Unit Payments and Capacity Payments (Total Annual Rent) shall be made by Lessee to the Property Owner simultaneously.
(g)           Minor Improvements.  In the event that Lessee will not construct any Turbines on the Premises but will use the Premises for installation of underground or overhead electrical and/or communication cabling or lines and/or access roads ("Minor Improvements"), promptly upon Lessee’s request, Lessor shall grant to Lessee a perpetual easement (“Minor Improvements Easement”) for the installation, construction, operation, maintenance, replacement, relocation and removal of such Minor Improvements.  Lessee shall pay to Lessor a lump sum amount within thirty (30) days after the Commercial Operation Date in the amount equal to Two Dollars ($2.00) per foot of the length of any underground Minor Improvement and three Dollars ($3.00) per foot of length of any overhead Minor Improvements on the Premises.  Any Minor Improvement Easement shall contain all of the rights and privileges for Improvements as are set forth in this Lease; shall include rights of ingress to and egress from the Minor Improvements for the purposes described in the Minor Improvements Easement by means of existing roads and lanes or otherwise by such route or routes as Lessee may construct from time to time; shall be terminable by Lessee as set forth in this Lease but shall not be terminable by Lessor under any circumstances; Lessee shall have the right to assign or convey all or any portion of any Minor Improvement Easement to any person or entity on an exclusive or non-exclusive basis; and any Minor Improvement Easement shall run with the Premises and inure to the benefit of and be binding upon Lessor and Lessee or any designee of Lessee, and their respective transferees, successors and assigns, and all persons claiming under them.
(h)           If no improvements are constructed on owner’s property within one year of exercise of the Option to Lease, Lessor shall pay to owner an annual rental payment of $___________ to continue the Lease in force.  If Lessor fails to pay any annual rent payment, this Lease shall automatically terminate.  If Lessee begins receiving rental payments under Paragraphs 3.1(a), (c), or (f), then this annual rental payment shall cease.

ARTICLE  4                        TAXES, DEBT SERVICE, PERMITS, INDEMNIFICATION

4.1           Taxes Paid by Lessee.                   Lessee shall pay timely all real and personal property taxes for the Property attributable to the value of improvements on the Property owned by, or under the control of, Lessee, which improvements may include the Turbines, Wind Energy Conversion Systems, interconnection systems, monitoring or maintenance facility, and any other equipment owned by Lessee and located on the Property.  Lessee also will pay when due all charges for gas, water, electricity, telephone services, and other utilities used by Lessee on the Property.  Lessee shall not be liable for any other type of taxes or assessments levied or assessed against the Property, or for any increases in taxes resulting from a reassessment of the Property due to a change in ownership.

4.2           Taxes Paid by Owner.                    Owner shall timely pay all real and personal property taxes for the Property which are not attributable to the improvements on the Property owned by, or under the control of, Lessee.  If Owner fails timely to pay any such taxes, Lessee may (but need not) pay such taxes on behalf of and as agent for Owner, and deduct the amount of such payments from the next payments of Total Annual Rent due from Lessee to Owner.

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4.3           Refunds or Abatements. The parties agree to fully cooperate to obtain any available tax refunds or tax abatements with respect to the Property.

4.4           Owner Debt Service.                       If any amounts become payable by Owner for debt service or similar matters with respect to the Property, and Owner fails timely to pay such amounts, resulting in a possibility that the interest of Owner in the Property may be foreclosed or sold, then Lessee may (but need not) pay such amounts on behalf of and as agent for Owner, and deduct the amount of such payments from the next payments of Annual Rent due from Lessee to Owner.

4.5           Obtaining Permits.            Lessee will work to make all applications and filings with governmental and regulatory agencies, and to conduct all other activities reasonably necessary to obtain all permits, licenses, approvals, certificates, and other governmental or regulatory matters which may be required to construct and operate a wind farm, and associated electrical, access, and other facilities, on the Property (the “Permitting Process”).  Owner will provide access to any files and studies which Owner may have regarding the Property for use in the Permitting Process.  Lessee will bear at its sole expense all costs incurred during the Permitting Process. Owner agrees (i) to execute any and all applications, statements, and other instruments reasonably necessary as part of the Permitting Process, and (ii) not to oppose any activities conducted as part of the Permitting Process.  Owner hereby appoints Lessee as Owner’s agent in fact to execute any and all such applications, statements, and other instruments in the name of the Owner, if Owner is unavailable or otherwise fails to sign the same.  Lessee agrees to provide to Owner copies of all permits, licenses, approvals, certificates, and other governmental or regulatory matters, which may be obtained as part of the Permitting Process.

4.6           Indemnification. Each party to this Lease (the “Indemnifying Party”) agrees to indemnify, defend, and hold harmless other party to this Lease and such other party’s mortgages, officers, employees, and agents (the “Indemnified Party”) against any and all losses, damages (including consequential damages) claims, expenses, and other liabilities, including, without limitations, reasonable attorneys’ fees, resulting from or arising out of (i) any negligent act or negligent failure to act on the part of the Indemnifying Party or anyone else engaged in doing work for the Indemnifying Party, or (ii) and breach of this Lease by the Indemnifying Party.  The foregoing indemnifications shall survey the expiration of the Lease Term and the termination of this Lease.  The foregoing indemnifications shall not apply to losses, damages, claims, expenses, and other liabilities caused by any negligent or deliberate act or omission on the part of the Indemnified Party.

ARTICLE  5   LESSEE REPRESENTATIONS, WARRANTIES, AND COVENANTS

5.1           Insurance.         Lessee shall maintain commercial general liability insurance, insuring Lessee against loss caused by Lessee’s use of the Property under this Lease, in an amount no less than one million dollars (US$1,000,000.00) of combined single-limit coverage, and shall provide certificates of this insurance coverage to the Owner upon Owner’s written request.

5.2           Requirements of Governmental Agencies.            Lessee shall comply in all material respects with all varied laws applicable to the wind power facilities erected on the Property, but shall have the right, in its sole discretion and at its sole expense, in its name or in the Owner’s name, to contest the validity or applicability of any law, ordinance, order, rule, or regulation of any governmental agency or entity. Lessee shall control any such contest, and Owner shall cooperate with Lessee in every reasonable way in such contest, at no out-of-pocket expense to the Owner.

5.3           Mechanics’ Liens.          Lessee shall not permit any mechanics’ liens to be filed against the premises as a result of the Lessee’s use of the Property pursuant to this Lease.  If Lessee wishes to contest any such lien, Lessee shall, within sixty (60) days after it receives notice for the lien, provide a bond or other security as the Owner may reasonably request, or remove such lien from the Property pursuant to applicable law.

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5.4           Hazardous Materials.        As used in this Lease, the term “Hazardous Materials” means petroleum, asbestos, polychlorinated biphenyls, radioactive materials, radon gas, or any chemical, material, or substance defined as, or included in the definition of, “Hazardous Substances”, “Hazardous Waste”, “Hazardous Materials”, “Extremely Hazardous Waste”, “Restricted Hazardous Waste”, or “Toxic Substances”, or words to that effect, under any applicable laws, including, but not limited to, all Environmental Laws.  As used in this Lease, the term “Environmental Laws” means all statutes, ordinances, orders, rules, and regulations of all federal, state, or local governmental agencies relating to the use, generation, manufacture, installation, handling, release, discharge, storage, or disposal of Hazardous Materials, including but not limited to, the Federal Water Pollution Act, as amended (33 U.S.C. para. 6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. para. 9601 et seq.), and the Hazardous Materials Transportation Act, as amended (49 U.S.C. para. 1801 et seq.).  If the Lessee places, disposes, or releases any Hazardous Material in or onto the Property, and such placement, disposal, or release results in the contamination of the Property, then the Lessee shall remediate such Hazardous Materials to the extent ordered to do so by any governmental authority with jurisdiction.

5.5           Crop Damage.      If, during the Lease Term, loss of crop cultivation by the Owner results from ingress and egress to and from the Property by the Lessee under the terms of this Lease, such ingress and egress being outside of what the parties agree to in developing, operating and maintaining the Wind Energy Conversion Systems and related infrastructure, Lessee shall pay the “Crop Loss Compensation” fee to Owner within sixty (60) days after the expiration of the Lease Year in which the crop loss occurred.  Such Crop Loss Compensation shall only be made once and shall not be perpetual.  For the sake of clarity, the other compensation contemplated in Article 3 of this Agreement shall be considered adequate compensation for any permanent loss of crop cultivation as a result of the permitted use of the Property as listed in Section 1.2 of this Agreement. Crop Loss Compensation resulting from the activities by Lessee shall be based on the sum of the land area in the Property cultivated by Owner during the three (3) years prior to the Effective Date and not cultivated as a direct result of activities by Lessee under the terms of this Lease. Damages for crop and pasture land loss will be calculated by the following formula: Current Market Price x Yield Per Acre x Acres Lost = Damages.  Yield will be determined by the average of the previous three years’ yields for the Premises.  If Lessor does not have yield records available, Lessor and Lessee shall use commonly used yield information available for the area.  This shall be a one time lump sum payment for temporary loss during construction or maintenance.

5.6           CRP Lands.  If Lessor is a party to a Conservation Reserve Program contract (“CRP Contract”) with the U.S. Department of Agriculture pursuant to 7 C.F.R. Part 1410, Lessor shall provide Lessee with a true and complete copy of such CRP Contract, together with all amendments and modifications, and if applicable, Lessee shall reimburse Lessor for (a) any rental payments, or portion thereof, Lessor would have received from the U.S. Department of Agriculture but for the construction of the Improvements on the Premises and (b) the penalties and interest, if any (including for any past payments received by Lessor that must be repaid by Lessor), assessed by, the U.S. Department of Agriculture as a result of the construction of the Improvements on the Premises.  Lessor shall cooperate with Lessee in completing and submitting documents to obtain any exemptions allowed under the Conservation Reserve Program for the use of Improvements on the Premises covered by a CRP Contact.  This shall be a one-time lump sum payment for temporary loss during construction.

 5.7     Noxious Weeds.    Lessee shall be responsible for the control of noxious weeds and Bull Thistle not native to the leased area and growing within twenty-five (25) feet of any or all wind turbines, junction boxes, transformers, and any other equipment, as well as all service and access roads installed by the Lessee.  Within seventy-two (72) hours after being notified by the Owner that vegetation which is listed on the Noxious Weed and Bull Thistle List of the State Department of Agriculture is present as described above, Lessee shall physically remove or treat such vegetation with an appropriate herbicide.

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ARTICLE 6	OWNER REPRESENTATIONS, WARRANTIES, AND COVENANTS

Owner promises, represents, and warrants to Lessee as follows:

6.1           Title to Property.              Owner owns the entire Property in fee simple, subject to no liens or encumbrances except as disclosed in writing to Lessee or its predecessor in a title report or other document delivered to Lessee or its predecessor on or prior to the execution of the Option Agreement by Owner.  Owner and each person signing the Option Agreement on behalf of Owner have the full und unrestricted power and authority to execute and deliver the entire Option agreement, including this Lease, and to grant the easements and rights herein granted.  All persons having any ownership or possessory interest in the Property (excluding tenants) have signed the Option Agreement and the execution copies of this Lease.  Owner shall cooperate with Lessee to obtain a non-disturbance agreement from each holder of a lien with respect to all or part of the Property (recorded or unrecorded) which provides that such lien-holder shall not disturb the Lessee’s possession or rights under this Lease or terminate this Lease so long as the Owner is not entitled to terminate this Lease under its terms.

6.2           No Interference.As long as Lessee is not in default under this Agreement, Lessee shall have the quiet use and enjoyment of the Property in accordance with the terms of this Lease without any suit, trouble, or interference of any kind by Owner or any party claiming though Owner.  Owner may use the Property for agricultural purposes.  Owner will not use Property for any use or take any other action which interferes with or is incompatible with lessee’s use of Property, or which in any way interferes with wind flow across the Property.  Owner may replace, rebuild, or reconstruct any improvements in existence on the Property on the Effective Date in the same or substantially the same form as such improvement existed on the Effective Date, and Owner may build, construct, or locate new improvement(s) on the Property, provided that any such improvement(s) will not (i) interfere with the wind flow across the Property, (ii) interfere with or obstruct Lessee’s operations on the Property, or (iii) impede or obstruct Lessee’s access to the Property.  In no event during the Lease Term shall Owner construct, build, or locate, or allow parties other than Lessee or its successors or assigns to construct, build, or locate, any Wind Conversion Systems, Wind Turbines, or similar projects on the Property.

Owner may construct fences on the Property provided Owner includes gated access for Lessee and its employees and agents.  Any fence Owner may construct on the Property must be sufficient distance from all Turbine sites and roads to permit construction and maintenance by Lessee of roads, turbines, and any related equipment.  In this regard, Owner acknowledges that Lessee will be moving large construction machinery and heavy equipment, including but not limited to earth movers and cranes, onto the Property and must have sufficient access and areas to turn around.  Lessee reserves the right to remove any fence not in compliance with the above criteria which obstructs or interferes with Lessee’s operations hereunder.

Owner will not sell, transfer, assign, or encumber the Property, or grant any license, easement, lease, or other right with respect to the Property, which could interfere with Lessee’s operations.  Lessee shall have the right (but no obligations) to remedy any such interference by any appropriate means, and to deduct the cost thereof from the next payments of Annual Rent due from Lessee to Owner.

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6.3           Hazardous Materials.        As of the Effective date, there are no Hazardous Materials, abandoned wells, solid waste disposal sites, or underground storage tanks located on the Property; the Property is not in violation of any Environmental Law; and the Property is not subject to, and the Owner has no notice of, any judicial or administrative action, investigation, or order under any Environmental Law with respect to the Property.  Owner has done nothing to contaminate the Property with Hazardous Materials.  If Owner breaches any warranty or representation set forth in this Section 6.3, or if a release of Hazardous Materials is caused or permitted by Owner or its agents, employees, or contractors, and results in contamination of the Property, then Owner shall indemnify, defend, protect, and hold Lessee, and Lessee’s employees, agents, partners, members, officers, and directors, harmless from and against any claims, actions, suits, proceedings, losses, costs, damages, liabilities (including, without limitation, sums paid in settlement of claims), deficiencies, fines, penalties, and expenses (including, without limitation, reasonable attorneys’ fees and consultants’ fees, investigation and laboratory fees, court costs, and litigation expenses) which arise during or after the Lease Term as a result of such breach of contamination.  This indemnity shall include, without limitations, and the Owner shall pay all costs and expenses relating to, any claim, action, suit or proceedings for personal injury (including sickness, disease, or death), property damage, nuisance, pollution, contamination, spill, or other effect on the environment; and any investigation, monitoring, repair, clean-up, treatment or detoxification of the Property; and the preparation and implementation of any closure plan, redemption plan, or other required action in connection with the Property.

ARTICLE  7                        ASSIGNMENT; LICENSES

7.1           Assignment and Subletting; Easements and Licenses.  Lessee may assign all or part of Lessee’s interest in this Lease, the Wind Energy Conversion Systems, the Property, and/or the easements and rights created by this Lease, or sublet all or any part of the same, at any time and from time to time, without obtaining the consent of the Owner.  Without limiting the generality of the foregoing, a foreclosure and sale by a lender pursuant to Article 9 below shall be permitted assignment.  In the event of an assignment of Lessee’s entire interest in this Lease, Lessee shall be released of all further liability under this Lease.  If Lessee shall have subleased all or portion of the Property or the Wind Energy Conversion Systems, no such sublease shall be affected by a cancellation or termination of this Lease, and Owner shall recognize the rights of the Sub-Lessee thereunder, provided only that such a Sub-Lessee attorn to Owner upon its request.  Owner shall enter into a non-disturbance and attornment agreement, in form and substance reasonably acceptable to Lessee, upon the request of the Sub-Lessee under any sublease.  Lessee also shall have the right to grant easements, licenses, or similar rights (however denominated) with respect to the Property, the Wind Energy Conversion Systems, and/or the easements and rights created by this Lease, at any time and from time to time, to one or more persons or entities, without obtaining the consent of the Owner.

7.2           Nearby Development Activities.  Lessee shall have a first right of refusal and option, and Owner hereby grants such an exclusive and irrevocable first right of refusal and option, to match the terms under which any third party seeks to enter into a lease for wind power development of lands in which Owner has or acquires an interest after Effective Date and which is located within one half mile of the boundaries of the Property.  Such option and first right of refusal shall be effective as to any agreements which would take effect during the Option Term.  If Owner receives any such third party offer to enter into an agreement, full particulars of the same shall be delivered to Lessee, and Lessee shall have thirty (30) days within which to notify Owner that Lessee elects to enter into an agreement on the specified terms and conditions.

ARTICLE  8                        LEASEHOLD FINANCING; CONDEMNATION

8.1           Right to Encumber.            Lessee may, at any time and from time to time, mortgage, pledge, hypothecate, or alienate to any entity (herein, a “Lender”) all or any part of Lessee’s interest in, to, and under this Lease, the Wind Energy Conversion systems, the Property, and/or the easements and rights created in this Lease, without consent of Owner.  A Lender or its assigns may enforce such lien and acquire title to the leasehold estate in any lawful way, and upon lawful foreclosure of such lien, after giving effect to the cure periods set forth herein, the Lender may take possession of and operate the Wind Energy Conversion Systems and the Property, performing all obligations performable by the Lessee.  Upon foreclosure of such lien by power of sale, judicial foreclosure, or acquisition of the leasehold estate by deed in lieu of foreclosure, the Lender may, upon notice to Owner, sell and assign the leasehold estate.  The Lender and/or person or entity acquiring the leasehold estate shall be liable to perform the obligations imposed on Lessee by this Lease only to the extent arising during the period during which such person or entity has ownership of the leasehold estate, or possession of the Wind Energy Conversion Systems, or the Property.

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8.2           Covenants for Lenders’ Benefit.    Should Lessee mortgage any of its interest as provided in Section 8.1 above, Lessee and Owner expressly agree between themselves and for the benefit of any Lenders as follows:

(a)           They will not modify or change this Lease without the prior written consent of the Lenders, which consent shall not be unreasonably withheld or delayed.

(b)           The Lenders shall have the right to do any act or thing required to be performed by Lessee under this Lease, and any such act or thing performed by a Lender shall be as effective to prevent a default under this Lease and/or a forfeiture of any of Lessee’s rights under this Lease as if done by Lessee itself.

(c)           No default, which requires the giving of notice to Lessee, shall be effective unless a like notice is given to all Lenders.  If Owner shall become entitled to terminate this Lease due to an uncured default by Lessee, Owner will not terminate this Lease unless it has first given written notice of such uncured default and of its intent to terminate this Lease to each Lender and has given each Lender at least thirty (30) days to cure the default to prevent such termination of this Lease.  Furthermore, if within such thirty (30) day period, a Lender notifies Owner that it intends to foreclose on Lessee’s interest or otherwise take possession of Lessee’s interest under this Lease in order to cure the default, Owner shall not terminate this Lease and shall permit such Lender a sufficient period of time as may be necessary for such Lender, with the exercise of due diligence, to foreclose or acquire Lessee’s interest under this Lease and to perform or cause to be performed all of the covenants and agreements to be performed and observed by Lessee.  Upon the sale or other transfer of any interest in the easements and rights granted hereunder by any Lender, such Lender shall have no further duties or obligations hereunder.

(d)           In case of the termination of this Lease as a result of any default or the bankruptcy, insolvency, or appointment of a receiver in bankruptcy for Lessee, Owner shall give prompt notice to the Lenders.  Owner shall, upon written request of the first priority Lender made within forty (40) days after notice to such Lender, enter into a new easement agreement with such Lender, or its designee, within twenty (20) days after the receipt of such request.  Such new easement agreement shall be effective as of the date of the termination of this Lease by reason of default by Lessee, upon the same terms, covenants, conditions, and agreements as contained in this Lease.  Upon the execution of any such new easement agreement, the Lender shall (i) pay Owner any amounts which are due Owner from Lessee, (ii) pay Owner any and all amounts which would have been due under this Lease (had this Lease not been terminated) from the date of the termination of this Lease to the date of the new easement agreement, and (iii) agree in writing to perform or cause to be performed all of the other covenants and agreements set forth in this Lease to be performed by lessee to the extent that Lessee failed to perform the same prior to the execution and delivery of the new easement agreement.

8.3           Condemnation.   Should title or possession of all the Property be taken in condemnation proceedings by a government agency or governmental body under the exercise of the right of eminent domain, or should a partial taking render the remaining portion of the Property wholly unsuitable for Lessee’s use, then this Lease shall terminate upon the vesting of title or taking of possession.  All payments made on account of any taking by eminent domain shall be allocated such that (i) Lessee receives any award made for the reasonable removal and relocation costs of any removable property that Lessee has the right to remove, and for the loss and damage to any such property that Lessee elects or is required not to remove, and for the loss of use of the Property and the Wind Energy Conversion Systems by Lessee, and (ii) Owner receives any award made for the reasonable value of Property apart from the Wind Energy Conversion Systems.  Lessee and Owner each shall have the right to participate in any related settlement proceedings.

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ARTICLE  9                        DEFAULT; TERMINATION

9.1           Defaults.                      Each of the following events shall constitute an event of default by the respective parties, and subject to Section 8.2 above, shall permit the non-defaulting party to terminate this Lease and/or pursue all other appropriate remedies:

(a)           The failure or omission by either party to pay amounts required to be paid hereunder when due, and such failure or omission has continued for thirty (30) days after written notice from the other party.

(b)           The failure or omission by either party to observe, keep, or perform any of the other terms, agreements, or conditions set forth in this Lease, and such failure or omission has continued for thirty (30) days (or such longer period required to cure such failure or omission, not to exceed one hundred eighty (180) days, if such failure or omission cannot reasonably be cured with a thirty (30) day period) after written notice from the other party.

(c)           A party files for protection or liquidation under the bankruptcy laws of the United States or any other jurisdiction, or has an involuntary petition in bankruptcy or a request for the appointment of a receiver filed against it, and such involuntary petition or request is not dismissed within sixty (60) days after filing.

9.2           Surrender of Property.             On the termination of the Lease Term, Lessee shall (i) upon written request by Owner, execute and record a quitclaim deed of Lessee’s right title to and interest in the Property, and (ii) peaceably and quietly leave, surrender, and return the Property to Owner.  Lessee agrees and hereby covenants to dismantle and remove all equipment, improvements, fixtures, and other property owned or installed by Lessee or its affiliates on the Property (provided that all footings and foundations shall be removed to a depth of four (4) feet below the surface of the ground and covered with soil) within one year from the date of any such termination.  In addition to any other remedies available to Owner, should Lessee fail to remove such property within one year from the date of termination of the Lease Term, any and all such property remaining on the Property beyond such one year removal period shall be deemed abandoned to Owner, and Lessee hereby agrees to relinquish any and all rights to such property.

ARTICLE  10                      MISCELLANEOUS

10.1           Force Majeure.   If performance of this Lease or of any obligation hereunder is prevented or substantially restricted or interfered with by reason of an event of “Force Majeure” (as defined below), the affected party, upon giving notice to the other party, shall be excused from such performance to the extent of and for the duration of such prevention, restriction, or interference.  The affected party shall use its reasonable efforts to avoid or remove such cause of nonperformance and shall continue to perform as soon as such causes are removed.  “Force Majeure” means fire, earthquake, flood, tornado, natural disaster, or other Acts of God; strikes, lock-outs, or labor disputes; inability to secure materials; war, civil strife, or other violence; any law, order, proclamation, regulation, ordinance, action, demand, or requirement of any government agency, or utility; or any other act or condition beyond the reasonable control of a party.

10.2           Confidentiality.   Owner shall maintain in the strictest confidence, for the sole benefit of Lessee, all information pertaining to Lessee’s site design, product design, methods of operation, methods of construction, and power production of the Wind Energy Conversion Systems.  Operator authorizes Owner to provide copies of the Agreement and additional information and disclose the terms thereof to owner’s family, attorney, accountant, financial advisor and any existing or prospective mortgagee, lessee, or purchaser, so long as they likewise agree not to provide copies of the agreement or additional information or disclose the terms thereof to any unauthorized person or entity.  A breach of this provision will cause damages to the operator, for which you shall be responsible.

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10.3           Lease as Interest in Real Property.             The parties intend that this Lease create a valid and present interest in the Property in favor of Lessee.  Therefore, this Lease and the rights under this Lease shall be deemed an interest in and encumbrance upon the Property which shall run with the land and shall be binding upon the Property, and upon Owner and its heirs, successors, assigns, and legal representatives, and shall inure to the benefit of Lessee and its successors, assigns, and legal representatives.

10.4           Proof of Ownership. After execution of the Lease Option Agreement, Crownbutte will update the original abstract in order to verify clear land title and ownership information.   Crownbutte guarantees the safe return of the original abstract(s) to the landowner when title verification and updating has been completed.  Crownbutte will pay the routine costs of verifying and updating the abstract(s).  If the original abstract for any parcel is not available, the land title company must reconstruct (“rebuild”) the abstract.  The cost of this rebuilding will be divided evenly between Crownbutte and the landowner, each paying fifty per cent (50%) of the total.  If the landowner chooses, his share of the cost of the new abstract can be deducted from the first annual rental payment to be made by Crownbutte to the landowner.

10.5           Surrender of Unused Premises.  Lessee agrees that it shall, within ninety (90) days after Lessor’s request at any time following the second anniversary of the Commercial Operation Date (as defined below), terminate this Lease as to any part of the Premises which at that time is not utilized for wind energy development, including, without limitation, access, suitable setbacks and upwind windshed protection, as reasonably determined by Lessee.  Notwithstanding the foregoing, however, the parties agree that such surrender of unused portions of the Premises shall not thereby limit or affect Lessee’s exclusive right to the free flow of wind across the Premises for wind energy purposes.

10.6           Memorandum of Lease.  A Memorandum of Option and Lease and the Notice of Exercise, already having been filed of record with respect to the Option Agreement, shall remain in full force and effect.  If requested by Lessee, Owner and the Lessee shall execute in recordable form, and Lessee shall record in the official records or land records of the county in which the Property is located, a memorandum of this Lease satisfactory in form and substance to Lessee.  Owner consents to the recordation of the interest of any Lender and/or any assignee of Tenant’s interest in this Lease.

10.7           Tax Credit             If, under applicable law, Lessee or its successors or assigns become ineligible for any tax credit, benefit, or incentive for alternative energy established by any local, state, or federal government, then, at the Lessee’s option, Owner and Lessee shall amend this Lease or replace it with a different instrument so as to convert the Lessee’s interest in the Property to a substantially similar interest that makes the Lessee eligible for such tax credit, benefit, or incentive.

10.8           Estoppel Certificates.                      From time to time, each party, within fifteen (15) days after written request from the other party, shall execute and deliver an estoppel certificate certifying as to the Status of this Lease and each party’s performance thereunder.

10.9           Notices.              All notices pursuant to this Lease must be in writing and shall be personally delivered or sent by United States Mail (registered or certified, return-receipt requested) or by an overnight courier service which keeps records of deliveries, addressed as follows or to such other address for itself as to which any party may give notice hereunder:

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OWNER:
Crownbutte Wind Power, Inc.
111 – 5th Ave NE
Mandan, ND 58554-3522
Owner	Phone: (701)667-2083
FAX: (701)667-2083
www.crownbutte.com

Joint Owner

Street Address

Phone

SSN or Fed ID#:

10.9           Entire Agreement.             This Lease and Option Agreement, and the attached exhibits, constitute the entire agreement between the parties regarding the subject matter hereof, and supersede all other agreements with respect thereto, whether written or oral.  This Option agreement shall not be modified or amended except in a writing signed by both parties or their lawful successors in interest.  This Option Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.10         Interpretation.                  Each party and its counsel have reviewed this Lease, and any rule of construction holding that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Lease.  The captions in this Lease are for convenience and reference only, and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the provisions of this Lease.  Should any provision of this Lease be held, in a final and unappealable decision by a court of competent jurisdiction, to be invalid, void, or unenforceable, the remaining provisions hereof shall remain in full force and effect, unimpaired by the holding. Unless otherwise expressly stated to the contrary, the word “including” as used herein shall be construed in its inclusive sense, and without limitations, whether or not words of non-limitation such as “but not limited to” or “without limitations” are used.

10.11         Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the State in which the majority of the Property by acreage is located.

[signature page follows]

Page 26 of 31	Landowner Initials _______

Crownbutte Initials _______

IN WITNESS THEREOF, the parties have executed this Agreement as of the Effective Date.

OWNER:	CROWNBUTTE:

Print	Print

Sign	Sign

SSN or Fed ID#

Address

City, State, ZIP

JOINT OWNER:

Print

Sign

SSN or Fed ID#

Address

City, State, ZIP

[All owners, such as both husband and wife, must sign and be listed as Owner(s) or Joint Owners. Marital status, and any manner in which title is held, such as in trust or by corporation or partnership, also must be stated.]

Page 27 of 31	Landowner Initials _______

Crownbutte Initials _______

Notarization of Landowner Signature(s)

STATE OF  ____________________________     )
                                                                                  )
COUNTY OF  ___________________________    )

On  ______________________________, 20___, before me, a Notary Public in and for the said County and State, personally appeared
_________________________________________________________________________________________________
known to me to be the person(s) whose name(s) is/are subscribed to the instrument within as “Owner(s)”, and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal:

Notary Public

Notarization of Authorized Crownbutte Signature

STATE OF                                                      _   )
                                                                              )
COUNTY OF                                                  _    )

On  _____________________, 20___, before me, a Notary Public in and for the said County and State, personally appeared
_________________________________________________________________________________________________
known to me to be the person whose name is subscribed to the instrument within as an authorized representative of Crownbutte Wind Power, Inc. and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal:

Notary Public

Page 28 of 31	Landowner Initials _______

Crownbutte Initials _______

NOTICE OF EXERCISE OF OPTION

Page 29 of 31	Landowner Initials _______

Crownbutte Initials _______

Exhibit  D

NOTICE OF EXERCISE OF OPTION

THIS NOTICE OF EXERCISE OF OPTION (“Memorandum of Option”) is made and entered into as of _________, 20___, by Crownbutte Wind Power, Inc., a Nevada corporation referred to herein as (“Crownbutte”).

WHEREAS:

A.           On _______________, the parties entered into an Option Agreement for Easement (the “Option Agreement”) which by its terms grants to Crownbutte an option to acquire a wind-park easement (the “Option”), and further grants to Crownbutte present easements for wind and weather monitoring and access on and across certain land which is more particularly described in Exhibit A attached hereto and incorporated by this reference (the “Property”);

B.           The term of the Option, still in effect as of the above date, expires at 12:00 Noon, CST, on                                , 20     ;

C.           A Memorandum of Option and Lease was recorded in the Official Records of Real Property of the county in which the Property is located, giving Crownbutte or its successors or assigns a right to a wind-park easement for wind energy development across and related rights over the Property for a period of forty (40) years, with possible extensions or adjustments, as more specifically provided in the Option agreement; and

NOW, THEREFORE, in consideration of payments and covenants provided in the Option Agreement to be paid and performed by Crownbutte, Crownbutte hereby exercises that certain exclusive Option to enter into an easement agreement covering the Property on the terms and conditions set forth in the Option Agreement, together with certain present easements to use and enjoy the Property, all as more particularly set forth in the Option Agreement.  All of the terms, conditions, provisions, and covenants of the Option Agreement are hereby incorporated into this Notice of Exercise of Option by reference as though fully set forth herein, and the Option Agreement and this Notice of Exercise of Option shall be deemed to constitute a single instrument or document.  Should there be any inconsistency between the terms of this Notice of Exercise of Option and the Option Agreement, the terms of the Option Agreement ~~```~~shall prevail.

Upon the recording by Crownbutte, or its successors, or assigns of this Notice of Exercise in the Official Records of Real Property of the County in which the Property is located,  all the easements and rights that are the subject of the Option shall immediately become effective and binding upon the Property and Owner, all successive owners of the Property, and the successors and assigns of Owner, all for the benefit of Crownbutte and its successors and assigns.

Page 30 of 31	Landowner Initials _______

Crownbutte Initials _______

IN WITNESS THEREOF, the parties have executed this Agreement as of the Effective Date.

CROWNBUTTE:

Print

Sign

Notarization of Authorized Crownbutte Signature

STATE OF                                                      _   )
                                                                              )
COUNTY OF                                                  _    )

On  _____________________, 20___, before me, a Notary Public in and for the said County and State, personally appeared
_________________________________________________________________________________________________
known to me to be the person whose name is subscribed to the instrument within as an authorized representative of Crownbutte Wind Power, Inc. and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal:

Notary Public

Page 31 of 31	Landowner Initials _______

Crownbutte Initials _______